Property, plant and equipment	12 Months Ended
Dec. 31, 2019
Property, plant and equipment
Property, plant and equipment

C13  Property, plant and equipment

Property, plant and equipment comprise Group occupied properties and tangible assets. Following the adoption of IFRS 16 on 1 January 2019 (as described in note A3), property, plant and equipment also includes right-of-use assets for operating leases of properties occupied by the Group and leases of equipment and other tangible assets. All property, plant and equipment, including the right-of-use assets under operating leases, are held at cost less cumulative depreciation calculated using the straight-line method.

The Group does not have any right-of-use assets that would meet the definition of investment property. As at 31 December 2019, total right-of-use assets comprised $569 million of property and $24 million of non-property assets, of which $18 million are attributable to shareholders.

Extension and termination options are included in a number of property and equipment leases across the Group. These are used to maximise operational flexibility in terms of managing the assets used in the Group’s operations. The majority of extension and termination options held are exercisable only by the Group and not by the respective lessor. The Group assesses at lease commencement whether it is reasonably certain to exercise the option. This assertion is revisited if there is a material change in circumstances. The undiscounted value of lease payments beyond the break period not recognised in the lease liabilities as at 31 December 2019 is $185 million.

A reconciliation of the carrying amount of these items from the beginning of the year to the end of the year is as follows:

	2019 $m				2018 $m
	Group				Group
	occupied	Tangible	Right-of-		occupied	Tangible
	property	assets	use assets	Total	property	assets	Total
Balance at 1 January
Cost	525	2,089	—	2,614	496	1,408	1,904
Accumulated depreciation	(105)	(714)	—	(819)	(97)	(740)	(837)

Opening net book amount	420	1,375	—	1,795	399	668	1,067
Demerger of UK and Europe operations	(143)	(1,170)	—	(1,313)
Recognition of right-of-use asset on initial application of IFRS 16	—	—	527	527
Arising on acquisitions of subsidiaries	6	13	1	20	6	691	697
Additions	1	63	196	260	47	339	386
Depreciation and impairment charge	(9)	(77)	(141)	(227)	(14)	(170)	(184)
Disposals and transfers	—	(11)	1	(10)	(11)	(92)	(103)
Effect of movements in exchange rates	—	4	9	13	(7)	(61)	(68)
Balance at 31 December	275	197	593	1,065	420	1,375	1,795
Representing:
Cost	351	687	734	1,772	525	2,089	2,614
Accumulated depreciation	(76)	(490)	(141)	(707)	(105)	(714)	(819)
Closing net book amount	275	197	593	1,065	420	1,375	1,795
Analysed as:
Continuing operations					277	205	482
Discontinued operations					143	1,170	1,313
					420	1,375	1,795

The Group has non-cancellable property subleases which have been classified as operating leases in 2019 under IFRS 16. The sublease rental income received for the leases is $11 million in 2019.

Tangible assets from continuing operations

At 31 December 2019, of the $197 million (31 December 2018: $205 million) tangible assets, $83 million (31 December 2018: $94 million) were held by the Group’s with-profits businesses.

Capital expenditure: property, plant and equipment by segment

The capital expenditure in 2019 of $64 million (2018: $386 million of which $133 million related to continuing operations) arose as follows: $44 million (2018: $69 million) in Asia and $5 million (2018: $62 million) in US with the remaining balance of $15 million (2018: $2 million) arising from unallocated corporate expenditure.